UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): November 18, 2004


                             Bridge Capital Holdings
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


          California                   000-50974               80-0123855
 ____________________________         ____________         ___________________
 (State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)               File Number)         Identification No.)


    55 Almaden Boulevard, Suite 200
          San Jose, California                                          95113
________________________________________                              __________
(Address of principal executive offices)                              (Zip Code)


       Registrant's telephone number, including area code: (408) 423-8500


                                       N/A
          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of directors or principal officers; election of directos; appointment of principal officers.

     On November 17, 2004, the registrant issued the press release attached hereto as Exhibit 99 and incorporated herein by reference.


Item 9.01.  Financial statements and exhibits.

     (c) The exhibit list required by this Item is incorporated by reference to the exhibit index filed as part of this report.













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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: November 18, 2004              Bridge Capital Holdings



                                      By: /s/ THOMAS A. SA
                                          ________________________________
                                              Thomas A. Sa
                                              Executive Vice President and
                                              Chief Financial Officer













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


                                  EXHIBIT INDEX


99  Press release dated November 17, 2004 announcing the resignation of Francis
    J. Harvey from the Boards of Directors of Bridge Capital Holdings and its subsidiary Bridge Bank, National Association.













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